Exhibit 10.59

FOURTH AMENDMENT TO 2011 LOAN AND SECURITY AGREEMENT

(Clean Coal Solutions, LLC)

THIS FOURTH AMENDMENT TO 2011 LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and dated as of January 31, 2013 (the “Effective Date”) by and between CLEAN COAL SOLUTIONS, LLC, a Colorado limited liability company (“Borrower”), and COBIZ BANK, a Colorado corporation dba Colorado Business Bank (“Bank”). For certain limited purposes, as set forth herein, ADA-ES, INC., a Colorado corporation, and MF REFINED COAL, LLC, a Wyoming limited liability company, are parties hereto.

RECITALS

A. Borrower and Bank are parties to that certain Credit Agreement dated as of March 30, 2011, as amended by the First Amendment to 2011 Loan and Security Agreement dated as of March 7, 2012, as further amended by the Second Amendment to the 2011 Loan and Security Agreement dated as of May 21, 20 12, as further amended by the Third Amendment to the 2011 Loan and Security Agreement dated as of November 30, 20 12 (as amended, restated, modified, extended, renewed, replaced, and supplemented from time to time, the “Credit Agreement”).

B. In accordance with Section 12.5 of the Credit Agreement, Borrower and Bank have agreed to enter into this Amendment to amend and supplement certain terms and conditions contained in the Credit Agreement and the Increased Commitment Note.

C. Other than as defined in this Amendment, all capitalized terms used in this Amendment without definition shall have the meanings given to such terms in the Credit Agreement.

NOW THEREFORE, in consideration of the premises and of the mutual covenants contained in this Amendment, the parties hereto agree as follows:

1. Amendment to Recitals. The Recitals are amended and restated to read, in its entirety, as follows:

Borrower has requested that Lender provide Borrower with a senior revolving facility in an aggregate principal amount not to exceed $2,000,000.00, and the Increased Commitment loan in an aggregate principal amount of $3,000,000.00. Lender is willing to provide such facility on the terms and conditions set forth and in the other Loan Documents (as defined below).

2. Commitment. The definition of Commitment is amended and restated to read, in its entirety, as follows:

“Commitment” means the commitment of Lender to make Loans hereunder in an initial amount of $5,000,000.00 (including the Increased Commitment loan of $3,000,000.00), as such amount shall be reduced from time to time pursuant to Section 2.6(b) or Section 2.8.

3. Interest Rate. The definition of Interest Rate is amended and restated to read, in its entirety, as follows:

“Interest Rate” means, for any day, the rate per annum equal to the higher of (a) the Prime Rate for such day plus 1.00%, and (b) 5.00%; provided that (i) the Interest Rate charged by any Person shall never exceed the Maximum Lawful Rate, and (ii) with respect to the Increased Commitment, the Interest Rate shall be the rate set forth in the Increased Commitment Note. Any change in the Interest Rate due to a change in the Prime Rate shall be effective automatically and without notice to Borrower on the effective date of such change.

4. Maturity Date. The definition of Maturity Date is amended and restated to read, in its entirety, as follows:

“Maturity Date” means December 31, 20 13, provided, however, the Increased Commitment loan must be paid back to the Bank not later than June 1, 2013.

5. Delivery of Certificate. Borrower will execute and deliver to Lender a certificate in the form attached hereto as Exhibit A.

6. Delivery of Consents. Each of ADA-ES, Inc. and MF Refined Coal, LLC hereby consents to this Amendment.

7. Release of Claims. Borrower, ADA-ES, Inc. and MF Refined Coal, LLC, and each of them, hereby release and forever discharge Bank , its affiliates, directors, officers, agents, employees, and attorneys (“Bank Parties”) of and from any and all liability, suits, damages, claims, counterclaims, demands, reckonings and causes of action, setoffs and defenses, whether known or unknown, whether arising in law or equity, which any Borrower has, now has or may have in the future against Bank Parties by reason of any acts, omissions, causes or things arising out of or in any way related to this Agreement or the other Loan Documents existing or accrued as of the date of this Agreement. This release shall survive the termination of this Agreement. Borrowers acknowledge that the foregoing release is a material inducement to Bank’s decision to ex tend to Borrower the financial accommodations hereunder and has been relied upon by Bank in agreement to enter into this Agreement.

8. Fees. Borrower will pay Bank a fee of One Thousand Eight Hundred Thirty Five and no/ 100 dollars ($ 1,835.00) upon Borrower’s execution of this Amendment.

9. Section 5.2. Borrower reaffirms that Borrower is in compliance with Sections 5.2(b) and 5 .2(c) of the Credit Agreement.

10. Costs. Borrower will pay Bank’s attorneys fees for preparation of this Amendment.

11. Miscellaneous.

(a)	The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof.

(b)	The terms and conditions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

(c)	This Amendment may be executed in any number of counterparts, and by Bank and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Amendment.

(d)	Except as expressly modified by this Amendment, the Credit Agreement and the Increased Commitment Note remain in full force and effect and shall be enforceable in accordance with their terms.

(e)	This Amendment , the Credit Agreement, and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter .

(f)	This Amendment, and the transactions evidenced hereby, shall be governed by, and construed under; the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the State of Colorado.

12. IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above set forth.

BORROWER:

CLEAN COAL SOLUTIONS, LLC,
a Colorado limited liability company

By:

Name:	W. Randall Dietrich Manager

ADA-ES, INC., a Colorado corporation

By:

Name: Mark McKinnies
Title: Senior Vice President and Chief Financial Officer

MF REFINED COAL, LLC, a Wyoming limited liability company

By:

Name: Charles S. McNeil Manager

LENDER:

COBIZ BANK, a Colorado corporation dba Colorado Business Bank

By:	Douglas L. Pogge, Senior Vice President

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CONSENT PARTIES

ADA-ES, INC. A Colorado Company

/s/ Mark McKinnies
Name: Mark McKinnies
Title: Senior Vice President and Chief Financial Officer

MF REFINED COAL, LLC, a Wyoming limited liability company

By:

Name:	Charles S. McNeil Manager

LENDER:

COBIZ BANK, a Colorado corporation dba Colorado Business Bank

/s/ Douglas L. Pogge
Name: Douglas L. Pogge
Senior Vice President

Exhibit A

Form of Borrower Certification

BORROWER CERTIFICATION

With Respect to

FOURTH AMENDMENT TO 2011 LOAN AND SECURITY AGREEMENT

(Clean Coal Solutions)

The undersigned, as a duly authorized manager of Clean Coal Solutions, LLC, a Colorado limited liability company (“Borrower”), in conjunction with the Fourth Amendment to 2011 Loan and Security Agreement, hereby certifies to CoBiz Bank, a Colorado corporation, dba Colorado Business Bank that no “Principal” of Borrower has been convicted of, or pled no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction.

For the purposes of this Certification, “Principal” is deemed to include: (i) each Manager of Borrower, (ii) each director of Borrower, (iii) the five (5) most highly compensated executives and officers of Borrower, and (iv) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of Borrower.

The undersigned, for himself and on behalf of Borrower, acknowledges that CoBiz Bank, a Colorado corporation, dba Colorado Business Bank is relying upon the truth of the statements set forth in this Borrower Certification to make a loan to Borrower.

Dated this     th day of January 2013.

BORROWER:

CLEAN COAL SOLUTIONS, LLC,
a Colorado limited liability company

By:
Name (Print)
Manager

BORROWER CERTIFICATION

With Respect to

FOURTH AMENDMENT TO 20 11 LOAN AND SECURITY AGREEMENT

(Clean Coal Solutions)

The undersigned, as a duly authorized manager of Clean Coal Solutions, LLC, a Colorado limited liability company (“Borrower”), in conjunction with the Fourth Amendment to 20 11 Loan and Security Agreement, hereby certifies to CoBiz Bank, a Colorado corporation , dba Colorado Business Bank that no “Principal “ of Borrower has been convicted of, or pled no contest to, a felony under state or federal law (excluding crimes related to traffic or motor Vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction .

For the purposes of this Certification, “Principal “ is deemed to include: (i) each Manager of Borrower, (ii) each director of Borrower, (iii) the five (5) most highly compensated executives and officers of Borrower, and (iv) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of Borrower.

The undersigned, for himself and on behalf of Borrower, acknowledges that CoBiz Bank, a Colorado corporation, dba Colorado Business Bank is relying upon the truth of the statements set forth in this Borrower Certification to make a loan to Borrower.

Dated this 31st day of January 2013.

BORROWER:

CLEAN COA L SOLUTIONS, LLC,
a Colorado limited liability company

By:
Name:	W. Randall Dietrich
Manager

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